 Know all by these presents, that the undersigned hereby

constitutes and appoints each of Judith H. Jones, Melinda

Westbrook, William C. Baskin III, and Adam F. McAnaney, signing singly, the undersigned?s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in

the undersigned?s capacity as an officer and/or

director of Aetna Inc., a Pennsylvania

corporation (?Aetna?) Forms 3, 4, and 5 in

accordance with

 Section 16(a) of the Securities Exchange Act of

1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or

desirable to complete and execute any such Forms

3, 4, or 5, complete and execute any amendment or

amendments thereto, and file such form with the

United States Securities and Exchange Commission

and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of

benefit to, in the best interest of, or legally

required by, the undersigned, it being understood

that the documents executed by such attorney-in-

fact on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form and

shall contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-

fact?s discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or

substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-

fact, in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company assuming, any of the undersigned?s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms

3, 4, and 5 with respect to the undersigned?s holdings of and transactions in securities issued by Aetna, unless earlier

revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 16th day of July, 2012.

  /s/ Karen S. Rohan

 Karen Rohan

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Power of atty - Rohan.doc